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                                                                    EXHIBIT 23.1


                       CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 (No. 333-32161, No. 333-57573, No. 333-860191, No.
333-45736, No. 333-67480, No. 333-97541 and No. 333-10770) of IRIDEX Corporation
of our report dated April 2, 2004 relating to the consolidated financial statements and financial statement schedule, which appear in this Form 10-K.

/s/ PricewaterhouseCoopers LLP

San Jose, California
April 2, 2004